**POWER OF ATTORNEY**

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Pera and Kevin Radigan and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

| Signature | Title | Date |
|---|---|---|
| **Robert J. Pera** | Chief Executive Officer and Director<br>(Principal Executive Officer) | August 24, 2018 |
| **Kevin Radigan** | Chief Accounting Officer<br>(Principal Financial and Accounting Officer) | August 24, 2018 |
| **Ronald A. Sege** | Director | August 24, 2018 |
| **Rafael Torres** | Director | August 24, 2018 |
| **Michael E. Hurlston** | Director | August 24, 2018 |

## POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Pera and Kevin Radigan and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

| Signature | Title | Date |
|---|---|---|
| Robert J. Pera | Chief Executive Officer and Director (Principal Executive Officer) | August 24, 2018 |
| Kevin Radigan | Chief Accounting Officer (Principal Financial and Accounting Officer) | August 24, 2018 |
| Ronald A. Sege | Director | August 24, 2018 |
| Rafael Torres | Director | August 24, 2018 |
| Michael E. Hurlston | Director | August 24, 2018 |

## POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Pera and Kevin Radigan and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

| Signature | Title | Date |
|---|---|---|
| **Robert J. Pera** | Chief Executive Officer and Director<br>(Principal Executive Officer) | August 24, 2018 |
| **Kevin Radigan** | Chief Accounting Officer<br>(Principal Financial and Accounting Officer) | August 24, 2018 |
| **Ronald A. Sege** | Director | August 24, 2018 |
| **Rafael Torres** | Director | August 24, 2018 |
| **Michael E. Hurlston** | Director | August 24, 2018 |

**POWER OF ATTORNEY**

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Pera and Kevin Radigan and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

| Signature | Title | Date |
|---|---|---|
| Robert J. Pera | Chief Executive Officer and Director<br>(Principal Executive Officer) | August 24, 2018 |
| Kevin Radigan | Chief Accounting Officer<br>(Principal Financial and Accounting Officer) | August 24, 2018 |
| Ronald A. Sege | Director | August 24, 2018 |
| Rafael Torres | Director | August 24, 2018 |
| Michael E. Hurlston | Director | August 24, 2018 |

## POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert J. Pera and Kevin Radigan and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Annual Report on Form 10-K, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

| Signature | Title | Date |
|---|---|---|
| **Robert J. Pera** | Chief Executive Officer and Director<br>(Principal Executive Officer) | August 24, 2018 |
| **Kevin Radigan** | Chief Accounting Officer<br>(Principal Financial and Accounting Officer) | August 24, 2018 |
| **Ronald A. Sege** | Director | August 24, 2018 |
| **Rafael Torres** | Director | August 24, 2018 |
| **Michael E. Hurlston** | Director | August 24, 2018 |